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                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D. C. 20549

                           _____________

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the

                  Securities Exchange Act of 1934


Date of earliest event
  reported:  October 16, 2002


                          AMR CORPORATION
      (Exact name of registrant as specified in its charter)


         Delaware                 1-8400                 75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


 4333 Amon Carter Blvd.      Fort Worth, Texas            76155
  (Address of principal executive offices)             (Zip Code)


                         (817) 963-1234
                (Registrant's telephone number)







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Item 5.  Other Events

AMR Corporation (the Company) is filing herewith a press release issued on October 16, 2002 by the Company as Exhibit 99.1 which is included herein. This press release was issued to report the Company's third quarter 2002 earnings.


Item 7.  Financial Statements and Exhibits

The following exhibits are included herein:

99.1 Press Release


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                             SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  October 16, 2002





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                           EXHIBIT INDEX


Exhibit        Description

99.1      Press Release


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                                                  Exhibit 99.1


                              Contact: Corporate Communications
                                       Fort Worth, Texas
                                       817-967-1577


FOR RELEASE: Wednesday, Oct. 16, 2002

Editor's Note: A live Webcast reporting second quarter results will be broadcast on the Internet on Oct. 16 at 2 p.m. EDT. (Windows Media Player required for viewing.)

          AMR REPORTS THIRD QUARTER LOSS OF $475 MILLION
                      BEFORE SPECIAL CHARGES

     FORT WORTH, Texas - Consistent with financial community expectations, AMR Corporation, the parent company of American Airlines, Inc., today reported a third quarter net loss of $475 million before special items, or $3.05 per share. This compares with a net loss of $525 million before special items, or $3.40 per share, in the third quarter of 2001, the first period affected by the attacks of Sept. 11.
     "Any way you look at them, these are terrible financial results that reflect a sluggish economy, continued weakness in the revenue environment, high fuel prices, the cost of enhanced security and the uncertainty of events in the Middle East," said Don Carty, AMR's chairman and chief executive officer. "Although we operated an excellent airline in the third quarter, we could not overcome the cumulative weight of the economic challenges, and the environment shows little sign of improving."
     In the face of these challenges, Carty said, AMR during the third quarter intensified its efforts at examining every aspect of its business for added ways to reduce costs and capital spending, increase efficiency and put the company in a position to succeed long term and eventually return to profitability. "At every

                             - more -
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level of this organization, people are working extremely hard to make sure that AMR is a vital competitor in this industry for many years to come," he said, "and we will not rest until this is achieved."
     Adding further impetus to its efforts to reduce capital spending, American announced today that it has reached an agreement with Boeing for the deferral of a total of 34 airplanes during 2003, 2004 and 2005. Under the agreement, American will take delivery of only 11 airplanes in 2003 - nine 767-300s and two 777s
- compared to the original plan of 19. No airplanes will now be delivered to American in 2004 and 2005. The airline had planned on taking 13 aircraft each year in 2004 and 2005.
     With these and other adjustments to AMR's capital spending plans, the company has further reduced its capital spending plan by more than $1.5 billion from 2003 - 2005.
     American also announced today that it would supplement its near-term cost-saving efforts by temporarily storing approximately 42 aircraft starting in early 2003. By putting 28 MD-80s and 14 767-200s into short-term storage, American will save in excess of $100 million in expenses over the next two years, largely due to reduced maintenance expenditures. Based on current projections, American anticipates that these aircraft would remain in storage until at least 2005.
     "We are managing this business for the short- and long-term and are sharply focused on its success," Carty said. "The scope, variety and magnitude of our various actions and initiatives are an insight into the seriousness with which we approach our task and the determination with which we are seeking solutions."


                             - more -
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     The company's wide-ranging, long-term cost-reduction program was given a major boost on Aug. 13 when American unveiled an additional series of cost-saving and efficiency producing initiatives. Among the key steps announced on Aug. 13 were the de-peaking of the Dallas/Fort Worth hub and many spoke cities, the retirement of the 74-plane Fokker 100 fleet by 2005, a reduction of an estimated 7,000 jobs by March 2003, and steps to enhance the efficiency of several fleet types, including 777s and 767-300s.
     Since the Aug. 13 announcement, American has refined and increased its estimated savings from these initiatives. In addition, even more cost-saving and revenue-enhancing initiatives have been identified. These include the EveryFare program announced last month, a consolidation of AMR's headquarters operation, and a series of other operational changes. When taken in combination with previously announced initiatives, these efforts should contribute more than $2 billion in steady state, structural cost savings over the coming years, independent of capacity-related changes. In addition, efficiencies in the use of airplanes from de-peaking and fleet actions will allow American to forgo the equivalent of 17 "new" aircraft in the future, ultimately saving more than $1.3 billion in capital spending.
     As previously disclosed, the Aug. 13 initiatives drove several special charges, notably aircraft impairments and lease accruals and employee severance. These special charges, mostly non-cash in nature, totaled $449 million after tax. Including these items, AMR's third quarter net loss was $924 million ($5.93 per share), compared to last year's third quarter net loss of $414 million after special items ($2.68 per share).

                             - more -
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     Looking forward, if the revenue environment remains depressed, the company expects to post a sizeable operating loss in the fourth quarter, most likely exceeding the third quarter loss before special items.


Editor's Note: AMR's Chief Financial Officer, Jeff Campbell, will make a presentation to analysts during a teleconference on Wednesday, Oct. 16, from 2 p.m. to 2:45 p.m. EDT. Following the analyst call, he will hold a question and answer conference call for media from 3 p.m. to 3:45 p.m. EDT. Reporters interested in listening to Mr. Campbell's presentation or participating in the media Q&A conference call should call 817-967-1577 for details.

Statements in this report contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this document and in documents incorporated herein by reference, the words "expects," "plans," "anticipates," "believes," and similar expressions are intended to identify forward-looking statements. Other forward-looking statements include statements which do not relate solely to historical facts, such as, without limitation, statements which discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this report are based upon information available to the Company on the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are subject to a number of factors that could cause actual results to differ materially from our expectations. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Form 10-K for the year ended December 31, 2001.

Detailed financial information follows:



                                ###

 Current AMR Corp. news releases can be accessed via the Internet:
                 The address is http://amrcorp.com

                          AMR CORPORATION
               CONSOLIDATED STATEMENTS OF OPERATIONS
              (in millions, except per share amounts)
                            (Unaudited)

                                  Three Months Ended
                                    September 30,          Percent
                                 2002          2001        Change
Revenues
Passenger - American Airlines   $3,754       $  4,031       (6.9)
          - AMR Eagle              342            338        1.2
Cargo                              139            158      (12.0)
Other revenues                     259            289      (10.4)
     Total operating revenues    4,494          4,816       (6.7)

Expenses
  Wages, salaries and benefits   2,121          2,133       (0.6)
  Aircraft fuel                    697            776      (10.2)
  Depreciation and amortization    340            368       (7.6)
  Other rentals and landing fees   313            323       (3.1)
  Maintenance, materials
   and repairs                     289            332      (13.0)
  Aircraft rentals                 210            230       (8.7)
  Food service                     189            209       (9.6)
  Commissions to agents            107            207      (48.3)
  Special charges - net of
   U.S. Government grant           708           (177)        *
  Other operating expenses         841            973      (13.6)
    Total operating expenses     5,815          5,374        8.2

Operating Loss                  (1,321)          (558)         *

Other Income (Expense)
  Interest income                   18             16       12.5
  Interest expense                (171)          (122)      40.2
  Interest capitalized              23             37      (37.8)
  Miscellaneous - net                2             (9)        *
                                  (128)           (78)      64.1

Loss Before Income Taxes        (1,449)          (636)        *
Income tax benefit                (525)          (222)        *
Net Loss                       $  (924)       $  (414)        *


Loss Per Share
  Basic and Diluted            $ (5.93)       $ (2.68)

Number of Shares Used in
Computation
   Basic and Diluted               156            154

*    Greater than 100%

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                          AMR CORPORATION
                       OPERATING STATISTICS
                            (Unaudited)

                                        Three Months Ended
                                           September 30,        Percent
                                          2002        2001       Change
American Airlines
    Revenue passenger miles (millions)   33,080      33,543      (1.4)
    Available seat miles (millions)      45,920      46,908      (2.1)
    Cargo ton miles (millions)              498         526      (5.3)
    Passenger load factor                  72.0%       71.5%      0.5 pts.
    Breakeven load factor (*)              87.3%       87.5%     (0.2)pts.
    Passenger  revenue  yield  per
     passenger mile (cents)               11.35       12.02      (5.6)
    Passenger revenue per available
     seat mile (cents)                     8.18        8.60      (4.9)
    Cargo revenue yield per ton
     mile (cents)                         27.58       29.69      (7.1)
    Operating expenses per available
     seat mile (cents) (*)                10.38       11.04      (6.0)
    Fuel consumption (gallons,  in
     millions)                              839         895      (6.3)
    Fuel price per gallon (cents)          78.0        81.3      (4.1)
    Fuel price per gallon, excluding
     fuel taxes (cents)                    72.3        76.0      (4.9)
    Operating aircraft at  period-end       826         893      (7.5)

AMR Eagle
    Revenue passenger miles (millions)    1,070         962      11.2
    Available seat miles (millions)       1,662       1,664      (0.1)
    Passenger load factor                  64.4%       57.8%      6.6 pts.
    Operating aircraft at period-end        285         279       2.2

AMR Corporation
 Average Equivalent Number of Employees
    American Airlines                 99,700      114,100
    Other                             12,000       13,100
         Total                       111,700      127,200



(*)  Excludes the impact of Special charges - net of U.S. Government grant

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                          AMR CORPORATION
               CONSOLIDATED STATEMENTS OF OPERATIONS
              (in millions, except per share amounts)
                            (Unaudited)

                                       Nine Months Ended
                                         September 30,          Percent
                                       2002          2001       Change
Revenues
    Passenger - American Airlines   $10,985      $ 12,611       (12.9)
              - AMR Eagle               991         1,101       (10.0)
    Cargo                               415           524       (20.8)
    Other revenues                      718           923       (22.2)
      Total operating revenues       13,109        15,159       (13.5)


Expenses
  Wages, salaries and benefits       6,327          6,005         5.4
  Aircraft fuel                      1,880          2,325       (19.1)
  Depreciation and amortization      1,019          1,033        (1.4)
  Other rentals and landing fees       908            900         0.9
  Maintenance, materials and repairs   840            910        (7.7)
  Aircraft rentals                     650            604         7.6
  Food service                         539            611       (11.8)
  Commissions to agents                423            691       (38.8)
  Special charges - net of
   U.S. Government grant               708            508        39.4
  Other operating expenses           2,466          2,894       (14.8)

    Total operating expenses        15,760         16,481        (4.4)

Operating Loss                      (2,651)        (1,322)         *


Other Income (Expense)
  Interest income                       54            80        (32.5)
  Interest expense                    (501)         (373)        34.3
  Interest capitalized                  67           116        (42.2)
  Miscellaneous - net                   (1)           13            *
                                      (381)         (164)           *

Loss Before Income Taxes and
Cumulative Effect of
Accounting Change                    (3,032)      (1,486)           *
Income tax benefit                   (1,038)        (522)        98.9

Loss Before Cumulative
Effect of Accounting Change          (1,994)        (964)          *
Cumulative Effect of Accounting
Change, Net of Tax Benefit             (988)           -           *
Net Loss                            $(2,982)      $ (964)          *


Continued on next page

                          AMR CORPORATION
         CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
              (in millions, except per share amounts)
                            (Unaudited)

                                            Nine Months Ended
                                              September 30,
                                            2002         2001
Basic and Diluted Loss Per Share
  Before Cumulative Effect of
   Accounting Change                     $(12.83)      $ (6.26)
  Cumulative Effect of Accounting Change   (6.36)         -
  Net Loss                               $(19.19)      $ (6.26)

Number of Shares Used in
Computation
  Basic and Diluted                          155           154



Note 1: 2002 results include TWA whereas the 2001 amounts include
        TWA for the period April 10, 2001 through September 30, 2001


*    Greater than 100%
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                          AMR CORPORATION
                       OPERATING STATISTICS
                            (Unaudited)

                                          Nine Months Ended
                                            September 30,       Percent
                                          2002        2001      Change
American Airlines (*)
    Revenue passenger miles (millions)   92,276       95,182     (3.1)
    Available seat miles (millions)     129,968      134,930     (3.7)
    Cargo ton miles (millions)            1,478        1,685    (12.3)
    Passenger load factor                  71.0%        70.5%     0.5 pts.
    Breakeven load factor (**)             87.1%        76.5%    10.6 pts.
    Passenger revenue yield per
     passenger mile (cents)               11.90        13.25    (10.2)
    Passenger revenue per available
     seat mile (cents)                     8.45         9.34     (9.5)
    Cargo revenue yield per
     ton mile (cents)                     27.82        30.77     (9.6)
    Operating expenses per available
     seat mile (cents) (**)               10.80        10.99     (1.7)
    Fuel  consumption (gallons,
      in millions)                        2,392        2,559     (6.5)
    Fuel price per gallon (cents)          73.8         83.8    (11.9)
    Fuel price per gallon, excluding
     fuel taxes (cents)                    68.2         78.3    (12.9)
    Operating aircraft at period-end        826          893     (7.5)

AMR Eagle
   Revenue passenger miles (millions)     3,048        2,851      6.9
   Available seat miles (millions)        4,825        4,931     (2.1)
   Passenger load factor                   63.2%        57.8%     5.4 pts.
   Operating aircraft at period-end         285          279      2.2


     (*) 2002 results include TWA whereas the 2001 amounts include TWA for the period April 10, 2001 through September 30, 2001

     (**) Excludes the impact of Special charges - net of U.S. Government grant